UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 24, 2012

DEMAND MEDIA, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-35048	20-4731239
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1299 Ocean Avenue, Suite 500 Santa Monica, California	90401
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (310) 394-6400

Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On August 24, 2012, Demand Media, Inc. (the “Company”) entered into a Waiver of Registration Rights and Amendment to Stockholders' Agreement (the “Waiver and Amendment”) to its Third Amended and Restated Stockholders' Agreement, dated March 3, 2008, by and among the Company and certain stockholders party thereto (the “Agreement”), as amended by Amendment No. 1 to Third Amended and Restated Stockholders' Agreement, dated October 21, 2010  (“Amendment No. 1”).

Pursuant to the Waiver and Amendment, certain holders of the Company's common stock, par value $0.0001 per share (“Common Stock”), waived on behalf of all stockholders party to the Agreement certain “piggyback” registration rights thereunder related to the inclusion of their shares of Common Stock in the shelf registration statement on Form S-3 (the “Registration Statement”) filed by the Company under the Securities Act of 1933, as amended, on August 24, 2012.  In exchange therefor, such holders will be entitled to certain amended “piggyback” registration rights allowing them to include their shares of Common Stock in an underwritten public offering of shares of Common Stock covered by the Registration Statement (subject to limitations that the underwriters may impose on the number of shares included in such underwritten offering) that is both approved by the Company's board of directors and consummated on or prior to the twelve month anniversary of the effective date of the Registration Statement.  Such amended “piggyback” registration rights will cease to apply from and after the date that all shares of Common Stock held by such holders have been sold.  In addition, the Waiver and Amendment provides that future amendments to the Agreement will require the consent of the Company and holders of at least 55% of shares of Common Stock having registration rights under the Agreement.

Item 7.01.	Regulation FD Disclosure.

On August 24, 2012, the Company issued a press release announcing that it has filed a shelf registration statement on Form S-3 with the Securities and Exchange Commission. A copy of the Company's press release is furnished with this Form 8-K and attached hereto as Exhibit 99.1. The information in Exhibit 99.1 shall not be deemed "filed" for purposes of Section 18 of the Exchange Act and shall not be deemed incorporated by reference into any filing under the Securities Act.

Item 9.01.	Financial Statements and Exhibits.
(d)     Exhibits

Exhibit No.	Description
99.1	Demand Media, Inc. Press Release dated August 24, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 24, 2012	DEMAND MEDIA, INC.
	By:	/s/ Matthew Polesetsky
Matthew Polesetsky
Executive Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Demand Media, Inc. Press Release dated August 24, 2012.